UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2014

GCI, Inc.
(Exact name of registrant as specified in its charter)

State of Alaska	0-5890	91-1820757
(State or other Jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S Employer Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition

On November 5, 2014, GCI, Inc.'s parent company, General Communication, Inc. ("GCI") issued a press release announcing earnings for the three and nine months ended September 30, 2014. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

The earnings release attached as Exhibit 99.1 discloses the non-GAAP financial measure of Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation, Amortization, Share-based Compensation Expense, Accretion Expense, Net Income or Loss Attributable to Non-controlling Interests resulting from New Markets Tax Credit transactions, Non-cash Contribution Adjustment, and Other Non-cash Adjustments) for the three and nine months ended September 30, 2014 and 2013. Adjusted EBITDA has been reconciled to the closely related GAAP financial measure, Net Income, within the earnings release.

Adjusted EBITDA is the sum of Net Income, Interest Expense (including Amortization of Deferred Loan Fees), Interest Income, Income Tax Expense, Depreciation and Amortization Expense, Share-based Compensation Expense, Accretion Expense, Net Income or Loss Attributable to Non-controlling Interests resulting from New Markets Tax Credit transactions, Non-cash Contribution Adjustment, and Other Non-cash Adjustments. Adjusted EBITDA is not presented as an alternative measure of net income, operating income or cash flow from operations, as determined in accordance with accounting principles generally accepted in the United States of America. GCI's management uses Adjusted EBITDA to evaluate the operating performance of its business, and as a measure of performance for incentive compensation purposes. GCI believes Adjusted EBITDA is a measure used as an analytical indicator of income generated to service debt and fund capital expenditures. In addition, multiples of current or projected Adjusted EBITDA are used to estimate current or prospective enterprise value. Adjusted EBITDA does not give effect to cash used for debt service requirements, and thus does not reflect funds available for investment or other discretionary uses. Adjusted EBITDA as presented herein may not be comparable to similarly titled measures reported by other companies.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number		Description
99.1		Press Release issued by General Communication, Inc. on November 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCI, Inc.
(Registrant)

Date: November 5, 2014

	By	/s/ Peter J. Pounds
Name: Peter J. Pounds
Title: Chief Financial Officer
Secretary, Treasurer,
and Director
(Principal Financial Officer)

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by General Communication, Inc. on November 5, 2014